Fulton Financial Corporation

Investor Presentation

May 2007

Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline

- Corporate profile
- Strategies
- Growth initiatives
- Capital
- Loan summary
- Customer and employee satisfaction
- Financial performance
- Opportunities
- Questions

Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 12 community banks and 3 financial services affiliates in 5 states
- 265 community banking offices
- Asset size: $14.7 billion
- Market capitalization: $2.6 billion

Where are we located?

Where are we located?

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Resource Bank
- Skylands Community Bank
- Swineford National Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
FRANKLIN
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
NEW CASTLE
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
FAIRFAX
KENT
SUSSEX
Delaware
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL CORPORATION

In-Market Mergers / FFC Affiliates

- Completed
  - Premier Bank into Fulton Bank, PA (12/06)
  - First Washington State Bank into The Bank, NJ (2/07)
  - Somerset Valley Bank into Skylands Community Bank, NJ (5/07)
- Pending
  - Lebanon Valley Farmers Bank into Fulton Bank, PA (7/07)

Purpose of Consolidations

- More efficient operation
- More effectively leverage brand over larger market while maintaining local authority

FFC Affiliates in Affluent Markets*

County	National Ranking	Ranking in State	Median HH Ranking	FFC Affiliate
Fairfax, VA	#3	#2	$101,762	Resource Bank
Hunterdon, NJ	#4	#1	$100,485	Skylands Bank
Morris, NJ	#5	#2	$96,965	Skylands Bank
Somerset, NJ	#6	#3	$96,350	Skylands Bank
Howard, MD	#7	#1	$92,433	Columbia Bank
Montgomery, MD	#17	#2	$87,053	Columbia Bank
Chester, PA	#21	#1	$83,001	Fulton Bank

*Source: SNL, Median HH Income

Serving PA's Strongest Markets*

County	Rank	Projected Change 2006 - 2011	Median HH Income 2006	Projected HH Income Change 2006 - 2011
Chester, PA	1	9.63%	$83,001	25.46%
Montgomery, PA	2	3.05	77,383	23.86
Bucks, PA	3	4.06	76,234	23.89
Delaware, PA	4	0.17	63,220	20.68
Cumberland, PA	5	4.37	58,384	18.62
Northampton, PA	6	8.45	56,249	18.97
Lancaster, PA	8	4.62	55,546	17.63
York, PA	9	6.18	55,118	17.39
Lehigh, PA	10	5.46	55,107	19.86
Berks, PA	11	5.62	55,089	17.50
Average		4.66	63,533	19.82
Average of all other (57)		1.20	42,366	16.64

*Source: SNL, Median HH Income

What have we accomplished?

- Proven business model
- Consistent performance
- 25 consecutive years of record earnings
- 33 consecutive years of dividend increases
- 10.1% compounded annual growth rate in dividends per share
- 8.5% compounded annual growth rate in earnings per share (last 5 years = 7.0%)
- 25 bank acquisitions

Stock Performance (1982 - 2006)

- WITHOUT dividend reinvestment:
  13% compounded annual rate of return

- WITH dividend reinvestment:
  17% compounded annual rate of return

10-year Dividend History


0.2202
0.2423
0.2672
0.2942
0.3280
0.3662
0.4050
0.4524
0.4932
0.5400
0.5810
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Quarterly Cash Dividend

- Increased to 15 cents
- Payable on July 15
- Record date: June 20
- Dividend yield: 4%

Our Relationship Strategy

- Long-term successful employees →
- Long-term successful customers →
- Long-term successful shareholders

Strategic Plan Priorities

- Superior financial performance
- Superior operating efficiency
- Superior customer experience
- Superior employee satisfaction

Increasing Non-interest Income

- Company-wide promotions to increase referrals for fee-generating products and services:
  - Fulton Financial Advisors
  - Cash Management
  - Credit and debit cards
  - Leasing
  - International services

Controlling Expenses

- Standardize and centralize where appropriate
- Increase productivity through technology

Organic Growth Initiatives

- Fulton Bank (Pa)
  - State College
  - Chester County
- The Bank (NJ)
  - Atlantic County
  - Burlington County
  - Camden County
- The Columbia Bank (MD)
  - Frederick County
  - Anne Arundel County
- Resource Bank (VA)
  - Richmond

Key Organic Growth Markets

FULTON FINANCIAL
CORPORATION


The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Resource Bank
Skylands Community Bank
Swineford National Bank
Columbia Bank
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
CUMBERLAND
MERCER
MONMOUTH
YORK
CHESTER
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
ATLANTIC
Maryland
HOWARD
MONTGOMERY
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
Key Organic Growth Markets

Organic Growth Initiatives

- Additional cash management product options to keep funds on balance sheet
- Market segmentation / targeted direct mail
- Corporate-wide sales / incentive programs
- Remote deposit item capture / business clients
- Corporate credit card rewards program
- Small business segment
- Affiliate CEO scorecard

Possible Future Expansion


Possible
Future Expansion
Current Markets
Future Expansion
Pennsylvania
New Jersey
Maryland
Delaware
Virginia
North Carolina
FULTON FINANCIAL
CORPORATION

Capital (3/31/07)

■ Total Capital (GAAP):	$1.5 billion
■ Total Regulatory Capital:	$1.3 billion
■ Ratios:	
• Total Risk-Based Capital	12.20%
• Tier 1 Risk-Based Capital	10.30%
• Leverage Capital	7.95%

Stock Repurchase

- April 2007: 1 million share buyback announced
- Timeframe: through 12-31-07

Loan Diversification (3/31/07)


6%
13%
30%
20%
31%
Commercial
Commercial Mortgage
Res Mtg and Home Equity
Construction
Consumer and other

Summary of Larger Loans

- 43 relationships with commitments to lend of $20 million or more
- Maximum individual commitment of $33 million
- Average commercial lending relationship size is $389,573
- Loans and corresponding relationships are within Fulton's geographic market area

Quarter Ended March 31, 2007

$41.1 million	Net income (6.3% decrease from 2006)
$ 0.24	Net income per share (4.0% decrease from 2006)
$ 0.1475	Cash dividends per share (6.9% increase over 2006)
1.12%	Return on assets
11.06%	Return on equity
20.34%	Return on tangible equity

Credit Ratings

Moody's Investor Services

Short-term rating	P-1
Long-term rating	
Issuer	A-2
Lead Bank Deposits	A-1
Outlook	Stable

Standard & Poors

Credit rating	BBB+
Outlook	Stable

Fitch Ratings

Short-term rating	F-1
Long-term rating	A
Outlook	Stable

Dominion Bond Rating Service

Credit rating	A
Outlook	Stable

Employee Retention



100
90
80
70
60
50
40
30
20
10
0
2002
2003
2004
2005
2006
Exempt
Non-exempt
Overall

Customer Satisfaction

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

*Compared to national average of 62%
Source: American Banker/Gallup Consumer Survey

Year Ended December 31, 2006

$185.5 million	Net income (11.7% increase over 2005)
$ 1.06	Net income per share (6.0% increase over 2005)
$ 0.581	Cash dividends per share (7.6% increase over 2005)
1.30%	Return on assets
12.84%	Return on equity
23.87%	Return on tangible equity

Peer Group

Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Banking Corporation
City National Corporation
Colonial BancGroup, Inc.
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Republic Bank*
First Merit Corporation

Greater Bay Bancorp *
International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation

*acquired

2006 EPS growth - Peer Group

	PEER GROUP				Diluted EPS		
	Ticker	Company Name	City	State	2006	2005	%
1	TSFG	South Financial Group, Inc.	Greenville	SC	1.49	0.94	58.5%
2	WTNY	Whitney Holding Corporation	New Orleans	LA	2.20	1.63	35.0%
3	ONB	Old National Bancorp	Evansville	IN	1.20	0.93	29.0%
4	TRMK	Trustmark Corporation	Jackson	MS	2.09	1.81	15.5%
5	CNB	Colonial BancGroup, Inc.	Montgomery	AL	1.72	1.52	13.2%
6	FCNCA	First Citizens BancShares, Inc.	Raleigh	NC	12.12	10.82	12.0%
7	CFR	Cullen/Frost Bankers, Inc.	San Antonio	TX	3.42	3.07	11.4%
8	UMBF	UMB Financial Corporation	Kansas City	MO	1.40	1.30	7.7%
9	FMBI	First Midwest Bancorp, Inc.	Itasca	IL	2.37	2.21	7.2%
10	BXS	BancorpSouth, Inc.	Tupelo	MS	1.57	1.47	6.8%
11	FRC	First Republic Bank	San Francisco	CA	2.21	2.08	6.2%
12	FULT	Fulton Financial Corporation	Lancaster	PA	1.06	1.00	6.0%
13	BOKF	BOK Financial Corporation	Tulsa	OK	3.16	3.01	5.0%
14	BOH	Bank of Hawaii Corporation	Honolulu	HI	3.52	3.41	3.2%

EPS Growth (continued)

	PEER GROUP				Diluted EPS		
	Ticker	Company Name	City	State	2006	2005	%
15	CBSH	Commerce Bancshares, Inc.	Kansas City	MO	3.09	3.01	2.70%
16	SKYF	Sky Financial Group, Inc.	Bowling Green	OH	1.72	1.69	1.80%
17	MRBK	Mercantile Bankshares Corporation	Baltimore	MD	2.3	2.26	1.80%
18	CYN	City National Corporation	Beverly Hills	CA	4.66	4.6	1.30%
19	VLY	Valley National Bancorp	Wayne	NJ	1.4	1.42	-1.40%
20	ASBC	Associated Banc-Corp	Green Bay	WI	2.38	2.43	-2.10%
21	SUSQ	Susquehanna Bancshares, Inc.	Lititz	PA	1.66	1.7	-2.40%
22	GBBK	Greater Bay Bancorp	Palo Alto	CA	1.6	1.64	-2.40%
23	TCB	TCF Financial Corporation	Wayzata	MN	1.9	2	-5.00%
24	UBSI	United Bankshares, Inc.	Charleston	WV	2.13	2.33	-8.60%
25	WL	Wilmington Trust Corporation	Wilmington	DE	2.06	2.43	-15.20%
26	IBOC	International Bancshares Corporation	Laredo	TX	1.83	2.18	-16.10%
27	CRBC	Citizens Republic Bancorp	Flint	MI	1.47	1.85	-20.50%
28	FMER	FirstMerit Corporation	Akron	OH	1.18	1.56	-24.40%
		Average					4.50%
		Median					2.90%

Income Statement Summary

(3/31/07)

	2007	2006	$	%
		(dollars in thousands)		
Net Interest Income	$ 121,780	$ 115,040	$ 6,740	6%
Loan Loss Provision	(960)	(1,000)	40	-4%
Other Income	37,280	33,940	3,340	10%
Securities Gains	1,780	2,670	(890)	-33%
Other Expenses	(100,900)	(88,010)	(12,890)	15%
Income Taxes	(17,850)	(18,760)	910	-5%
Net Income	**$ 41,130**	**$ 43,880**	**$ (2,750)**	**-6%**
Earnings Per Share	**$0.24**	**$0.25**	**-$0.01**	**-4%**

Average Loan Growth
(3/31/07)

		2007		2006		$	%
		(dollars in millions)					
Commercial	$	3,030	$	2,610	$	420	16%
Comm'l Mort		3,240		2,940		300	10%
Resid Mort/HE		2,140		1,920		220	11%
Construction		1,400		1,160		240	21%
Cons./Other		600		600		-	0%
Total Loans	$	10,410	$	9,230		1,180	13%

Organic Loan Growth
(3/31/07)

		2007		2006		$	%
		(dollars in millions)					
Commercial	$	3,030	$	2,710	$	320	12%
Comm'l Mort		3,240		2,990		250	8%
Resid Mort/HE		2,140		2,000		140	7%
Construction		1,400		1,310		90	7%
Cons./Other		600		580		20	3%
Total Loans	$	10,410	$	9,590		820	9%

Average Loan Growth

Linked Quarter

	1st Q 07	4th Q 06	$	%
		(dollars in millions)		
Commercial	$ 3,030	$ 2,930	$ 100	3%
Comm'l Mort	3,240	3,190	50	2%
Resid Mort/HE	2,140	2,150	(10)	0%
Construction	1,400	1,430	(30)	-2%
Cons./Other	600	610	(10)	-2%
Total Loans	$ 10,410	$ 10,310	100	1%

Net Interest Margin
(3/31/07)



4.75
4.50
4.25
4.00
3.75
3.50
3.25
94
95
96
97
98
99
00
01
02
03
04
05
06
3/07
3.74
3.60
3.45
FFC
Peer
Top 50

Interest Rate Shocks

(3/31/07)

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 28.4 million	+ 5.8%
+200 bp	+ $ 19.0 million	+ 3.9%
+100 bp	+ $ 9.6 million	+ 2.0%
- 100 bp	- $ 11.7 million	- 2.4%
- 200 bp	- $ 25.9 million	- 5.3%
- 300 bp	- $ 40.0 million	- 8.2%

6 month cumulative gap – 0.98

Investment Portfolio

(03/31/2007)

	(000's)		
Mortgage-backed securities	$ 1,239.8	2.86	AAA
Municipal bonds	501.8	4.43	AAA
Collateralized mortgage obligations	345.0	2.71	AAA
U.S. Treasuries and agencies	300.2	2.24	AAA
Corporate & trust preferred securities	59.8	5.72	various - 5 yr call
Bank stocks	94.2	NA	Not rated
FHLB stock	96.6	NA	AAA
Other investments	21.8	NA	
Unrealized gain - bank stock	(4.0)		
Unrealized loss-bonds	(33.6)		
Total Investments	$ 2,621.6	3.15	

Bank Stock Gains

(percent contribution to EPS)



9
8
7
6
5
4
3
2
1
0
94
95
96
97
98
99
00
01
02
03
04
05
06
3/07

Funding Sources (3/31/07)



1%
11%
14%
74%
Deposits and Customer Repurchase Agreements
Borrowings
GAAP Capital
Other Liabilities

Average Deposit Growth

(3/31/07)

		2007		2006		$	%
		(dollars in millions)					
Nonint DDA	$	1,720	$	1,770	$	(50)	-3%
Int DDA		1,660		1,670		(10)	-1%
Savings/MMDA		2,300		2,270		30	1%
CD's		4,460		3,740		720	19%
Cash Mgt		570		430		140	33%
Total Deposits	$	10,710	$	9,880	$	830	8%

Organic Deposit Growth

(3/31/07)

	2007	2006	$	%
	(dollars in millions)			
Nonint DDA	$ 1,720	$ 1,850	$ (130)	-7%
Int DDA	1,660	1,700	(40)	-2%
Savings/MMDA	2,300	2,330	(30)	-1%
CD's	4,460	3,900	560	14%
Cash Mgt	570	480	90	19%
Total Deposits	$ 10,710	$ 10,260	$ 450	4%

Average Deposit Growth

Linked Quarter

	1st Q 07	4th Q 06	$	%
	(dollars in millions)			
Nonint DDA	$ 1,720	$ 1,780	$ (60)	-3%
Int DDA	1,660	1,660	-	0%
Savings/MMDA	2,300	2,340	(40)	-2%
CD's	4,460	4,410	50	1%
Cash Mgt	570	600	(30)	-5%
Total Deposits	$ 10,710	$ 10,790	$ (80)	-1%

Net Charge-Offs To Loans
(3/31/07)


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 3/07
0.15
0.14
0.00
FFC
Peer
Top 50

Nonperforming Assets To Assets
(3/31/07)



1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
3/07
0.40
0.40
0.38
FFC
Peer
Top 50

Other Income Detail

(3/31/07)

		2007		2006		$	%
				(dollars in thousands)			
Invt Mgt & Trust	$	**9,810**	$	10,030	$	(220)	-2%
Mort. Sales Gains		**5,390**		4,770		620	13%
Overdraft & NSF Fees		**4,770**		4,600		170	4%
Service Charges		**3,150**		3,320		(170)	-5%
Cash Mgt Fees		**2,700**		2,320		380	16%
Success Card Fees		**1,920**		1,720		200	12%
Other		**9,540**		7,180		2,360	33%
Total	**$**	**37,280**	**$**	**33,940**	**$**	**3,340**	**10%**

Internal Results

(3/31/07)

		2007		2006		$	%
				(dollars in thousands)			
Invt Mgt & Trust	$	**9,810**	$	10,080	$	(270)	-3%
Mort. Sales Gains		**5,390**		4,870		520	11%
Overdraft & NSF Fees		**4,770**		4,670		100	2%
Service Charges		**3,150**		3,370		(220)	-7%
Cash Mgt Fees		**2,700**		2,390		310	13%
Success Card Fees		**1,920**		1,730		190	11%
Other		**9,540**		7,270		2,270	31%
Total	**$**	**37,280**	**$**	**34,380**	**$**	**2,900**	**8%**

Other Income Detail

Linked Quarter

	1st Q 07	4th Q 06	$	%
		(dollars in thousands)		
Invt Mgt & Trust	$ **9,810**	$ 9,470	$ 340	4%
Mort. Sales Gains	**5,390**	5,640	(250)	-4%
Overdraft & NSF Fees	**4,770**	5,410	(640)	-12%
Service Charges	**3,150**	3,230	(80)	-2%
Cash Mgt Fees	**2,700**	2,650	50	2%
Success Card Fees	**1,920**	2,030	(110)	-5%
Other	**9,540**	10,010	(470)	-5%
Total	**$ 37,280**	**$ 38,440**	**$ (1,160)**	**-3%**

Efficiency Ratio
(3/31/07)


62.0
60.0
58.0
56.0
54.0
52.0
50.0
93
94
95
96
97
98
99
00
01
02
03
04
05
06
3/07
61.0
61.0
60.3
FFC
Peer
Top 50

Other Expense Detail

(3/31/07)

	2007	2006	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 56,290**	$ 49,930	$ 6,360	13%
Occupancy & Equip.	**13,910**	12,180	1,730	14%
DP/Software/Telecom	**6,320**	6,110	210	3%
Amortization	**1,980**	1,850	130	7%
Other Expenses	**22,400**	17,950	4,450	25%
Total	**$ 100,900**	**$ 88,020**	**$ 12,880**	**15%**

Internal Results

(3/31/07)

		2007		2006		$	%
				(dollars in thousands)			
Salaries & Benefits	**$**	**56,290**	$	51,840	$	4,450	9%
Occupancy & Equip.		**13,910**		12,620		1,290	10%
DP/Software/Telecom		**6,320**		6,290		30	0%
Amortization		**1,980**		1,850		130	7%
Other Expenses		**22,400**		18,520		3,880	21%
Total	**$**	**100,900**	**$**	**91,120**	**$**	**9,780**	**11%**

Other Expense Detail

(3/31/07)

	1st Q 07	4th Q 06	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 56,290**	$ 55,550	$ 740	1%
Occupancy & Equip.	**13,910**	13,100	810	6%
DP/Software/Telecom	**6,320**	6,210	110	2%
Amortization	**1,980**	2,020	(40)	-2%
Other Expenses	**22,400**	17,870	4,530	25%
Total	**$ 100,900**	**$ 94,750**	**$ 6,150**	**6%**

Opportunities

- Organic growth in all markets
- Market segmentation / direct mail capabilities
- Small business segment
- New products / remote capture / HSA
- Cash management growth
- Non-interest income growth
- Strategy to execution / accountability

Fulton Financial Corporation

One Penn Square
Lancaster, PA 17602

www.fult.com